UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
     Date of report (Date of earliest event reported): October 12, 2006 (October 11, 2006)
BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
___________________________________________________________________________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24699	62-1742957

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Talcott Avenue South Watertown, Massachusetts	02472

(Address of Principal Executive Offices)	(Zip Code)
(617) 673-8000
____________________________________________________________________________
(Registrant’s telephone number, including area code)
Not Applicable
____________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(d) Election of New Director.
On August 7, 2006, Bright Horizons Family Solutions, Inc. (the “Company”) filed a Form 8-K under Item 5.02 to announce the election of Gabrielle Greene to the Board of Directors of the Company (the “Board”) effective August 1, 2006. At that time, Ms. Greene had not been appointed to any committees of the Board. On October 11, 2006, the Board appointed Ms. Greene to the Audit Committee of the Board.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
By:	/s/ Elizabeth J. Boland
Elizabeth J. Boland
Chief Financial Officer

Date: October 12, 2006